MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST         Two World Trade Center

LETTER TO THE SHAREHOLDERS August 31, 2000              New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion during the fiscal year ended August 31, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time surging oil prices also heightened the risk of inflation. The Federal Reserve Board responded by further tightening monetary policy. Three increases in the federal funds rate, totaling 100 basis points have occurred since February. The rate now stands at a nine-year high of
6.50 percent.

Strong economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In January, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement initially precipitated a 50 to 75 basis point drop in yields of longer-maturity Treasuries. Municipal bond yields also declined but lagged the downward trend of Treasury yields. Although long-term interest rates rose in April and May, indications of a slow down in economic growth caused rates to decline over the last three months.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began the year at 5.97 percent. This index reached a high of 6.19 percent in mid January before ending August at 5.62 percent. Because bond prices move inversely to changes in interest rates, bond prices declined significantly last year but improved in the first eight months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. This ratio increased from 92 percent at the end of 1999 to 99 percent at the end of August and can be attributed primarily to the magnitude of the rally in long-term Treasuries. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. A rising yield ratio indicates weaker relative performance by municipals.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

During the first eight months of 2000, municipal underwriting was 22 percent lower than in the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped more than 70 percent and represented less than 10 percent of total volume. Approximately 40 percent of the underwritings were enhanced with bond insurance.

                        30-YEAR BOND YIELDS 1994-2000

                                                                    Insured                 Insured Municipal Yields as a
                                U.S. Treasury Yields            Municipal Yields          Percentage of U.S. Treasury Yields
                                --------------------            ----------------          ----------------------------------
1994                                 6.34                          5.40                               85.17
                                     6.24                          5.40                               86.54
                                     6.66                          5.80                               87.09
                                     7.09                          6.40                               90.27
                                     7.32                          6.35                               86.75
                                     7.43                          6.25                               84.12
                                     7.61                          6.50                               85.41
                                     7.39                          6.25                               84.57
                                     7.45                          6.30                               84.56
                                     7.81                          6.55                               83.87
                                     7.96                          6.75                               84.80
                                     8.00                          7.00                               87.50
                                     7.88                          6.75                               85.66
1995                                 7.70                          6.40                               83.12
                                     7.44                          6.15                               82.66
                                     7.43                          6.15                               82.77
                                     7.34                          6.20                               84.47
                                     6.66                          5.80                               87.09
                                     6.62                          6.10                               92.15
                                     6.86                          6.10                               88.92
                                     6.66                          6.00                               90.09
                                     6.48                          5.95                               91.82
                                     6.33                          5.75                               90.84
                                     6.14                          5.50                               89.58
                                     5.94                          5.35                               90.07
1996                                 6.03                          5.40                               89.55
                                     6.46                          5.60                               86.69
                                     6.66                          5.85                               87.84
                                     6.89                          5.95                               86.36
                                     6.99                          6.05                               86.55
                                     6.89                          5.90                               85.63
                                     6.97                          5.85                               83.93
                                     7.11                          5.90                               82.98
                                     6.93                          5.70                               82.25
                                     6.64                          5.65                               85.09
                                     6.35                          5.50                               86.61
                                     6.63                          5.60                               84.46
1997                                 6.79                          5.70                               83.95
                                     6.80                          5.65                               83.09
                                     7.10                          5.90                               83.10
                                     6.94                          5.75                               82.85
                                     6.91                          5.65                               81.77
                                     6.78                          5.60                               82.60
                                     6.30                          5.30                               84.13
                                     6.61                          5.50                               83.21
                                     6.40                          5.40                               84.38
                                     6.15                          5.35                               86.99
                                     6.05                          5.30                               87.60
                                     5.92                          5.15                               86.99
1998                                 5.80                          5.15                               88.79
                                     5.92                          5.20                               87.84
                                     5.93                          5.25                               88.53
                                     5.95                          5.35                               89.92
                                     5.80                          5.20                               89.66
                                     5.65                          5.20                               92.04
                                     5.71                          5.18                               90.72
                                     5.27                          5.03                               95.45
                                     5.00                          4.95                               99.00
                                     5.16                          5.05                               97.87
                                     5.06                          5.00                               98.81
                                     5.10                          5.05                               99.02
1999                                 5.09                          5.00                               98.23
                                     5.58                          5.10                               91.40
                                     5.63                          5.15                               91.47
                                     5.66                          5.20                               91.87
                                     5.83                          5.30                               90.91
                                     5.96                          5.47                               91.78
                                     6.10                          5.55                               90.98
                                     6.06                          5.75                               94.88
                                     6.05                          5.85                               96.69
                                     6.16                          6.03                               97.90
                                     6.29                          6.00                               95.39
                                     6.48                          5.97                               92.13
2000                                 6.49                          6.18                               95.22
                                     6.14                          6.04                               98.37
                                     5.83                          5.82                               99.83
                                     5.96                          5.91                               99.16
                                     6.01                          5.91                               98.34
                                     5.90                          5.84                               98.98
                                     5.78                          5.73                               99.13
                                     5.67                          5.62                               99.12

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

For the 12-month period ended August 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Municipal Income Trust (TFA) increased from $9.61 to $9.75 per share. Based on this change plus the reinvestment of tax-free dividends totaling $0.505 per share and a long-term capital gain distribution of $0.011418 per share paid in December, the Fund's total NAV return was 8.06 percent. TFA's value on the New York Stock Exchange (NYSE) increased from $7.813 to $9.313 per share during the same period. Based on this change plus reinvestment of distributions TFA's total market return was 26.96 percent. TFA's share price was trading at a 4.49 percent discount to its NAV on August 31, 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was increased from $0.0425 to $0.45 per share. The Fund's level of undistributed net investment income was $0.103 per share on August 31, 2000, versus $0.111 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Fund's net assets of $269 million were diversified among 16 long-term sectors and 62 credits. At the end of August, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 8.0 years. Bonds with longer durations have greater volatility. For example, the duration of a new 30-year insured municipal bond was approximately 14 years. The accompanying charts provide current information on the portfolio's credit quality, sector concentrations and maturity distribution. Optional call provisions and their respective cost (book) yields by year are also charted.

LOOKING AHEAD

While the Federal Reserve Board has continued to express concern about inflation, the slower pace of economic growth has reduced the pressure on the Fed to further tighten monetary policy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended August 31, 2000 the Fund purchased and retired 1,413,153 shares of common stock at a weighted average market discount of 13.19 percent. The anti-dilutive effect on NAV of the share repurchase program is shown in the table of Financial Highlights.

On August 24, 2000, the Board of Trustees of Morgan Stanley Dean Witter Municipal Income Trust approved a proposed reorganization plan into Morgan Stanley Dean Witter Tax-Exempt Securities Trust, an open-end investment company. Pursuant to an Agreement and Plan of Reorganization, substantially all of the assets of TFA would be combined with the assets of Morgan Stanley Dean Witter Tax-Exempt Securities Trust, effectively open-ending TFA. Shareholders of the TFA would receive Class D shares of Morgan Stanley Dean Witter Tax-Exempt Securities Trust with a value equal to the net asset value of their respective holdings in TFA. If shareholders of TFA approve its

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

Agreement and Plan of Reorganization, they would become Class D shareholders of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and the shares of TFA will no longer be listed or traded on the New York Stock Exchange.

The Agreement and Plan of Reorganization will be submitted to shareholders at a Special Meeting presently scheduled to take place in January 2001. A proxy statement, which describes the Agreement and Plan of Reorganization in fuller detail will be mailed to shareholders in October 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS August 31, 2000, continued


LARGEST SECTORS AS
OF AUGUST 31, 2000
(% of Net Assets)
General Obligation             16%
Transportation                 16%
Mortgage                       13%
Water & Sewer                   9%
Education                       7%
Electric                        7%
Hospital                        7%

Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF AUGUST 31, 2000
(% of Total Long-Term
  Portfolio)
Aaa or AAA                   56%
Aa or AA                     21%
A or A                        8%
Baa or BBB                   11%
NR                            4%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

[DISTRIBUTION BY MATURITIES BAR CHART]

                          Distribution by Maturities
                               (% of Net Assets)

                                                         Weighted Average
                                                        Maturity: 18 Years
Under 1 Year                                                2.5%
1-5 Years                                                   1.0%
5-10 Years                                                 11.8%
10-20 Years                                                40.8%
20-30 Years                                                42.6%
30+ Years                                                   0.0%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS AUGUST 31, 2000, continued

                     CALL AND COST (BOOK) YIELD STRUCTURE
                                AUGUST 31, 2000

YEARS BOND CALLABLE                                   PERCENT CALLABLE*
2000                                                       3%
2001                                                       1%
2002                                                       3%
2003                                                       7%
2004                                                       4%
2005                                                      15%
2006                                                       7%
2007                                                      17%
2008                                                      10%
2009                                                      11%
2010+                                                     22%
                                                         Weighted Average Call Protection: 7 Years

                             COST (BOOK) YIELD **

2000                              8.1%
2001                              7.8%
2002                              5.3%
2003                              5.9%
2004                              5.3%
2005                              6.0%
2006                              5.9%
2007                              5.9%
2008                              5.6%
2009                              5.8%
2010+                             5.9%
                                  Weighted Average Book Yield: 5.9%

*% Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund earned a book yield of 8.1% on 3% of the bonds in the long-term portfolio that are callable in 2000.

   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.2%)
            General Obligation (16.2%)
$  3,500    Moulton-Niguel Water District, California, 1993 Refg
             (MBIA).....................................................   5.00%   09/01/19    $ 3,407,915
   2,000    District of Columbia, Ser 1999 A (FSA)......................   5.375   06/01/24      1,938,540
   5,000    Hawaii, 1999 Ser CT (FSA)...................................   5.875   09/01/16      5,245,900
   4,500    Washington Suburban Sanitary District, Maryland, Gen Constr
             Refg 1994..................................................   5.00    06/01/10      4,569,255
            Massachusetts,
   4,000     2000 Ser A.................................................   6.00    02/01/16      4,257,960
   5,000     2000 Ser B.................................................   5.25    06/01/17      4,933,850
   4,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07      4,354,240
   5,000    New York State, Refg Ser 1995 B.............................   5.625   08/15/09      5,232,900
   5,000    North Carolina, Public School Ser 1999......................   4.60    04/01/17      4,549,850
   5,125    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/11      5,319,546
--------                                                                                       -----------
  43,125                                                                                        43,809,956
--------                                                                                       -----------

            Educational Facilities Revenue (7.3%)
   5,000    California Public Works Board, University of California 1993
             Refg Ser A.................................................   5.50    06/01/21      5,028,550
            New York State Dormitory Authority,
   5,000     City University Ser 2000 A (AMBAC).........................   6.125   07/01/13      5,504,100
   2,500     State University Ser 1995 A................................   6.50    05/15/05      2,696,525
   2,500     State University Ser 1995 A................................   6.50    05/15/06      2,726,625
   4,000     State University Ser 1997..................................   5.125   05/15/27      3,684,040
--------                                                                                       -----------
  19,000                                                                                        19,639,840
--------                                                                                       -----------

            Electric Revenue (7.1%)
  15,000    Southern California Public Power Authority, Mead-Adelanto
             1994 Ser A (AMBAC).........................................   5.15    07/01/15     14,906,700
   2,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21      1,848,740
   2,500    Washington Public Power Supply System, Project #1 Refg Ser
             1998A......................................................   5.125   07/01/17      2,376,675
--------                                                                                       -----------
  19,500                                                                                        19,132,115
--------                                                                                       -----------

            Hospital Revenue (6.6%)
   3,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama,
             Carraway Methodist Health Ser 1995 A (Connie Lee)..........   5.875   08/15/15      3,085,140
   2,500    Tampa, Florida, Catholic Health Ser 1998 A-2 (AMBAC)........   4.875   11/15/28      2,202,875
   3,815    Henderson, Nevada, Catholic Health West 1998 Ser A..........   5.375   07/01/26      3,121,547
   5,000    North Carolina Medical Care Commission, Presbyterian Health
             Services Corp Refg Ser 1993................................   5.50    10/01/20      4,899,750
   5,000    Pennsylvania Higher Educational Facilities Authority,
             University of Pennsylvania Ser A 1996......................   5.75    01/01/22      4,448,750
--------                                                                                       -----------
  19,315                                                                                        17,758,062
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (4.4%)
$  2,655    Lapeer Economic Development Corporation, Michigan, Dott
             Manufacturing Co Ser 1989 A (AMT)..........................  10.65%   11/15/17    $ 1,748,981
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20      5,111,400
   5,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14      4,896,900
--------                                                                                       -----------
  12,655                                                                                        11,757,281
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (2.2%)
   5,000    New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
             (AMBAC)....................................................   6.00    11/01/14      5,087,300
     940    Rhode Island Housing & Mortgage Finance Corporation, Rental
             1989 Ser B (AMT)...........................................   7.95    10/01/20        960,915
--------                                                                                       -----------
   5,940                                                                                         6,048,215
--------                                                                                       -----------

            Mortgage Revenue - Single Family (11.0%)
  10,000    Alaska Housing Finance Corporation, 1997 D Ser A (MBIA).....   6.00    06/01/27     10,148,399
   1,950    Colorado Housing Finance Authority, 1997 Ser B-2 (AMT)......   7.00    05/01/26      2,085,174
   9,000    Hawaii Housing Finance & Development Corporation,
             FNMA-Collateralized 1997 Ser A (AMT).......................   5.75    07/01/30      8,699,310
   1,900    Chicago, Illinois, GNMA-Backed Ser 1997-A (AMT).............   7.25    09/01/28      2,053,406
   1,655    Missouri Housing Development Commission, GNMA-Backed 1997
             Ser A-2 (AMT)..............................................   7.30    03/01/28      1,826,425
   1,680    North Dakota Housing Finance Agency, 1990 Ser B (AMT).......   7.75    07/01/24      1,720,522
     665    Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...   7.85    09/01/21        679,118
   2,230    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/17      2,305,731
--------                                                                                       -----------
  29,080                                                                                        29,518,085
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.7%)
   2,000    New York State Dormitory Authority, Mental Health Ser 1999 C
             (MBIA).....................................................   4.75    08/15/22      1,777,420
--------                                                                                       -----------

            Public Facilities Revenue (1.4%)
   3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC).......   6.25    12/15/20      3,790,677
--------                                                                                       -----------

            Recreational Facilities Revenue (2.8%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B (a).............................................   5.75    09/01/27      3,724,520
   4,000    American National Fish & Wildlife Museum District, Missouri,
             Ser 1999...................................................   7.00    09/01/19      3,921,920
--------                                                                                       -----------
   8,000                                                                                         7,646,440
--------                                                                                       -----------

            Resource Recovery Revenue (2.1%)
   5,000    Greater Detroit Resource Recovery Authority, Michigan, 1996
--------     Ser A (AMBAC)..............................................   6.25    12/13/08      5,515,450
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Retirement & Life Care Facilities Revenue (2.2%)
$  4,250    Riverside County Public Financing Authority, California, Air
             Force Village West Inc COPs................................   5.80%   05/15/29    $ 3,921,602
   1,850    Charleston County, South Carolina, Sandpiper Village Inc
             Refg Ser 1998..............................................   8.00    11/01/13      1,883,615
--------                                                                                       -----------
   6,100                                                                                         5,805,217
--------                                                                                       -----------

            Transportation Facilities Revenue (16.2%)
  15,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/14      7,085,100
   3,460    Hawaii Airports, Refg Ser 2000B (AMT) (FGIC)................   6.625   07/01/17      3,786,382
   3,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................   5.75    06/01/21      3,141,300
     750    Southwestern Development Authority, Illinois, Tri-City
             Regional Port District Ser 1989 A (AMT) (a)................   7.90    07/01/14        766,950
   2,150    Wayne County, Michigan, Charter Airport Ser 1998 B (MBIA)...   4.875   12/01/23      1,920,337
   4,000    St Louis, Missouri, Lambert-St Louis Int'l Airport Ser
             2000.......................................................   6.00    01/01/07      4,032,240
   2,000    Ohio Turnpike Commission, Ser 1998 B (FGIC).................   4.50    02/15/24      1,691,560
   3,000    Delaware River Port Authority, New Jersey & Pennsylvania,
             Ser 1995 (FGIC)++..........................................   5.50    01/01/26      2,999,760
   5,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      5,132,550
   5,000    Dallas-Fort Worth International Airport, Texas, Refg Ser
             1995 (FGIC)................................................   5.625   11/01/15      5,063,200
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28      1,657,180
   6,000    Virginia Transportation Board, US Route 28 Ser 1992.........   6.50    04/01/18      6,224,580
--------                                                                                       -----------
  51,360                                                                                        43,501,139
--------                                                                                       -----------

            Water & Sewer Revenue (9.2%)
  10,000    Jefferson County, Alabama, Sewer Ser 1997 (FGIC)............   5.75    02/01/22     10,159,400
   5,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien
             Water Ser 1994.............................................   5.45    07/01/19      4,999,600
   2,000    Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC).......   4.75    10/01/23      1,788,320
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   6.80    08/01/06      2,114,060
   4,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)....   4.75    01/01/28      3,506,520
   2,000    Massachusetts Water Resources Authority, 2000 Ser A
             (FGIC).....................................................   6.125   08/01/11      2,223,040
--------                                                                                       -----------
  25,000                                                                                        24,790,940
--------                                                                                       -----------

            Other Revenue (3.3%)
   3,000    New York City Transitional Finance Authority, New York, 2000
             Ser A......................................................   5.75    08/15/24      3,051,120
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24      3,078,420
   3,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998
             (FSA)......................................................   5.00    07/01/23      2,773,050
--------                                                                                       -----------
   9,000                                                                                         8,902,590
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (3.5%)
$  5,000    Southern California Public Power Authority, Palo Verde 1993
             Refg Ser A (Secondary AMBAC) (ETM).........................   5.00%   07/01/15    $ 4,989,300
   1,165    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc Refg 1990 Ser D (ETM)...........................   9.50    11/15/15      1,200,253
   2,920    Cleveland, Ohio, Waterworks Impr & Refg Ser H 1996 (MBIA)...   5.75    01/01/06+     3,135,788
--------                                                                                       -----------
   9,085                                                                                         9,325,341
--------                                                                                       -----------
 267,655    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $254,847,107)............................   258,718,768
--------
                                                                                               -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (2.5%)
   6,600    Collier County Health Facilities Authority, Florida,
--------     Cleveland Clinic Foundation Ser 1999 (Demand 09/01/00)
             (Cost $6,600,000)..........................................   4.30*   01/01/33      6,600,000
                                                                                               -----------

$274,255    TOTAL INVESTMENTS (Cost $261,447,107) (b).............................     98.7%    265,318,768
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................     1.3
                                                                                                 3,526,300
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%  $268,845,068
                                                                                      =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
   (a)      Sale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $7,723,866 and
            the aggregate gross unrealized depreciation is $3,852,205, resulting in net unrealized appreciation of $3,871,661.

Bond Insurance:
------------------------------------------------------------------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.....................     4.9%
Alaska......................     3.8
Arizona.....................     1.9
California..................    12.0
Colorado....................     3.4
Connecticut.................     1.4
District of Columbia........     0.7
Florida.....................     4.7
Georgia.....................     1.3
Hawaii......................     6.6
Illinois....................     4.1
Maryland....................     1.7
Massachusetts...............     4.2
Michigan....................     3.4
Missouri....................     3.6
Nevada......................     1.2
New Jersey..................     3.0
New York....................    12.0
North Carolina..............     3.5
North Dakota................     0.6
Ohio........................     2.0
Oklahoma....................     1.9
Pennsylvania................     3.8
Rhode Island................     0.4
South Carolina..............     0.7
Tennessee...................     2.0
Texas.......................     5.6
Utah........................     0.7
Virginia....................     3.8
Washington..................     0.9
Joint Exemption*............    (1.1)
                                ----
Total.......................    98.7%
                                ====

---------------------

* Joint exemptions have been included in each geographic location.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
ASSETS:
Investments in securities, at value
 (cost $261,447,107)........................................  $265,318,768
Cash........................................................       20,038
Receivable for:
    Interest................................................    3,692,844
    Investments sold........................................       50,000
Prepaid expenses and other assets...........................       28,081
                                                              -----------

    TOTAL ASSETS............................................  269,109,731
                                                              -----------

LIABILITIES:
Payable for:
    Investment advisory fee.................................       85,734
    Administration fee......................................       49,106
Accrued expenses and other payables.........................      129,823
                                                              -----------

    TOTAL LIABILITIES.......................................      264,663
                                                              -----------

    NET ASSETS..............................................  $268,845,068
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $262,540,248
Net unrealized appreciation.................................    3,871,661
Accumulated undistributed net investment income.............    2,839,435
Accumulated net realized loss...............................     (406,276)
                                                              -----------

    NET ASSETS..............................................  $268,845,068
                                                              ===========

NET ASSET VALUE PER SHARE,
 27,577,097 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.75
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended August 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $15,636,750
                                                              ----------

EXPENSES
Investment advisory fee.....................................     920,023
Administration fee..........................................     526,876
Transfer agent fees and expenses............................      98,774
Professional fees...........................................      82,470
Shareholder reports and notices.............................      47,967
Registration fees...........................................      24,037
Custodian fees..............................................      15,217
Trustees' fees and expenses.................................      13,723
Other.......................................................      13,848
                                                              ----------

    TOTAL EXPENSES..........................................   1,742,935

Less: expense offset........................................     (15,193)
                                                              ----------

    NET EXPENSES............................................   1,727,742
                                                              ----------

    NET INVESTMENT INCOME...................................  13,909,008
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................    (406,277)
Net change in unrealized appreciation.......................   3,034,092
                                                              ----------

    NET GAIN................................................   2,627,815
                                                              ----------

NET INCREASE................................................  $16,536,823
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR      FOR THE YEAR
                                                             ENDED             ENDED
                                                         AUGUST 31, 2000   AUGUST 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................   $ 13,909,008      $ 14,651,654
Net realized gain (loss)...............................       (406,277)          388,315
Net change in unrealized appreciation..................      3,034,092       (18,209,101)
                                                          ------------      ------------

    NET INCREASE (DECREASE)............................     16,536,823        (3,169,132)
                                                          ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................    (14,287,899)      (13,478,373)
Net realized gain......................................       (326,905)       (1,853,866)
                                                          ------------      ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (14,614,804)      (15,332,239)
                                                          ------------      ------------

Decrease from transactions in shares of beneficial
 interest..............................................    (11,552,445)       (6,526,596)
                                                          ------------      ------------

    NET DECREASE.......................................     (9,630,426)      (25,027,967)
NET ASSETS:
Beginning of period....................................    278,475,494       303,503,461
                                                          ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,839,435 and $3,218,326, respectively)...........   $268,845,068      $278,475,494
                                                          ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.35% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's weekly net assets exceeding $250 million.

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. ("the Administrator") an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.20% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's weekly net assets exceeding $750 million.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2000 aggregated $39,144,464 and $44,983,022, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At August 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,100.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2000, included in Trustee's fees and expenses in the Statement of Operations amounted to $5,973. At August 31, 2000, the Fund had an accrued pension liability of $52,854, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, August 31, 1998....................................  29,739,550   $297,396    $280,321,893
Treasury shares purchased and retired (weighted average
 discount 12.75%)*..........................................    (749,300)    (7,493)     (6,519,103)
                                                              ----------   --------    ------------
Balance, August 31, 1999....................................  28,990,250    289,903     273,802,790
Treasury shares purchased and retired (weighted average
 discount 13.19%)*..........................................  (1,413,153)   (14,132)    (11,538,313)
                                                              ----------   --------    ------------
Balance, August 31, 2000....................................  27,577,097   $275,771    $262,264,477
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
  June 27, 2000      $ 0.0425   September 8, 2000  September 22, 2000
September 26, 2000   $ 0.045     October 6, 2000    October 20, 2000
September 26, 2000   $ 0.045    November 3, 2000   November 17, 2000
September 26, 2000   $ 0.045    December 8, 2000   December 22, 2000

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

6. FEDERAL INCOME TAX STATUS

At August 31, 2000, the Fund had a net capital loss carryover of approximately $193,000 which will be available through August 31, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $214,000 during fiscal 2000.

7. FUND MERGER

On August 24, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") approved a plan of reorganization ("the Plan") whereby the Fund would be merged into Tax-Exempt. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of Tax-Exempt and shareholders of the Fund would become Class D shareholders of Tax-Exempt, receiving Class D shares of Tax-Exempt equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED AUGUST 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   9.61   $  10.21   $   9.99   $   9.72   $   9.92
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.51       0.50       0.50       0.57       0.60
 Net realized and unrealized gain (loss)....................      0.09      (0.61)      0.34       0.26      (0.12)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............      0.60      (0.11)      0.84       0.83       0.48
                                                              --------   --------   --------   --------   --------

Less dividends and distributions from:
 Net investment income......................................     (0.51)     (0.46)     (0.54)     (0.58)     (0.60)
 Net realized gain..........................................     (0.01)     (0.06)     (0.09)        --**    (0.09)
                                                              --------   --------   --------   --------   --------

Total dividends and distributions...........................     (0.52)     (0.52)     (0.63)     (0.58)     (0.69)
                                                              --------   --------   --------   --------   --------

Anti-dilutive effect of acquiring treasury shares...........      0.06       0.03       0.01       0.02       0.01
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   9.75   $   9.61   $  10.21   $   9.99   $   9.72
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $  9.313   $  7.813   $   9.44   $   9.50   $   9.25
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................     26.96%    (12.25)%     6.16%      9.23%     10.75%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.66%(1)   0.66%(1)   0.66%(1)   0.63%     0.64%

Net investment income.......................................      5.19%      4.94%      4.92%      5.68%      6.03%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $268,845   $278,475   $303,503   $301,708   $301,835

Portfolio turnover rate.....................................        15%        16%        13%        22%        33%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Does not reflect a distribution of $0.0024.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
 (1) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Municipal Income Trust (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the respective stated periods ended August 31, 1999 were audited by other independent accountants whose report, dated October 8, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Trust as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 4, 2000
      --------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 2000, the Fund paid to shareholders $0.51 per share from tax-exempt income.

         For the year ended August 31, 2000, the Fund paid to shareholders $0.01 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Trust (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST


Annual Report
August 31, 2000